SUPPLEMENT TO THE FIDELITY STRATEGIC INCOME FUND
FEBRUARY 27, 1999
PROSPECTUS

   The following information replaces similar information found in the "Fund Services" section under the heading "Fund Management" on page 22.

   John Carlson is Vice President and lead manager of Strategic Income, which he has managed since inception. Other Fidelity investment professionals assist Mr. Carlson in selecting investments for the fund. He also manages other Fidelity funds. Prior to joining Fidelity in 1995, Mr. Carlson was executive director of emerging markets at Lehman Brothers International from 1992 through 1995.

   The following information found in the "Fund Services" section under the heading "Fund Management" on page 22 has been removed.

   Margaret Eagle is Vice President and manager of Strategic Income. Ms. Eagle has managed the high yield investments for Strategic Income since inception. In addition, she is Senior Vice President of Fidelity Trust Company. Since joining Fidelity in 1980, Ms. Eagle has worked as an analyst and manager.

   Kevin Grant is Vice President and manager of Strategic Income. Mr. Grant has managed the domestic investment-grade and the U.S.
Government investments for Strategic Income since 1998. He also manages several other Fidelity funds. Mr. Grant joined Fidelity in 1993 as a portfolio manager.

   Ian Spreadbury is manager of Strategic Income's foreign bond investments, which he has managed since inception. He also co-manages another Fidelity fund. Additionally, Mr. Spreadbury is a director of fixed income and a portfolio manager for Fidelity International Limited (FIL). Prior to joining Fidelity in 1995, Mr. Spreadbury was a senior manager with Legal & General, Limited, from 1981 to 1995.

The following information replaces similar information found in the "Investment Details" section under the heading "Foreign Exposure" on page 7.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. For example, many foreign countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000, which could result in difficulty pricing foreign investments and failure by foreign issuers to pay timely dividends, interest or principal. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.